Exhibit  99.1  Press  Release

                   International Wireless names Dr. Ira Weiss
                              Chairman of the Board

WOBURN, MA--(INTERNET WIRE)--Apr 11, 2002 -- International Wireless, Inc. (OTCBB:IWIN - news) today announces that Dr. Ira Weiss Ph.D. has been named
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Chairman  Of  The Board.  Current Dean of the College of Business Administration
at Northeastern University, Dr. Weiss has played an active role in the creation of International Wireless.

"Coupled with the reputation and capacity of our new CEO, Graham Paxton, the elevation of Ira Weiss, an academician of outstanding repute and success, creates a functioning board 'par excellence.' His vision and passion for success makes him a natural for International Wireless," stated Michael Dewar, co-founder and COO of International Wireless.

"International Wireless has the capability and capacity of being the premier company, with the most innovative and captivating technologies, which will change the landscape of the wireless industry and mobile commerce. I am most pleased to be named Chairman." stated Dr. Weiss.

Since 1994, Dr. Weiss has been the Dean of the College of Business Administration at Northeastern University in Boston, Massachusetts. From January 1992 to July 1994, Dr. Weiss was the Dean of the Madrid School of Business, a Spanish affiliation with the University of Houston. From 1989 to 1991, Dr. Weiss was Vice President and Associate Chancellor of Information Technology at the University of Houston. Dr. Weiss has served as a consultant to Fortune 500 firms as well as most of the Big 5 International Accounting Firms.

Dr. Weiss holds a PhD with Distinction from the Graduate School of Management of the University of California and has lectured and published widely in the areas of management and information systems

For additional information on International Wireless, contact International Wireless via telephone at 781.939.7252 or via the World Wide Web at www.international-wireless.com.
------------------------------

About  International  Wireless,  Inc.

Established  in  2000,  International  Wireless,  Inc.  (OTCBB:IWIN - news) is a
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technology  company  focused  on  providing  software for the wireless industry.
International Wireless holds the key to the success of mobile commerce with its patented CodePoint software solutions. CodePoint allows mobile phones, PDAs, and emerging wireless devices to read visual symbols such as barcodes and complex matrix codes via integrated digital cameras. International Wireless introduced CodePoint at the DEMO conference, the industry's premier launch platform for new technology products in February 2002. International Wireless can be found on the World Wide Web at www.international-wireless.com.
                      ------------------------------

"Safe-Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 This press release contains forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, including statements regarding any potential sales of products as well as statements that include the words "believes," "expects," "anticipates," or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of


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International  Wireless,  Inc.  ("International Wireless"), to differ materially from those implied or expressed by such forward-looking statements. Such factors include, among others, the risk factors included in International Wireless's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and any subsequent reports filed with the Securities and Exchange Commission under the Exchange Act. This press release speaks as of the date first set forth above and International Wireless assumes no responsibility to update the information included herein for events occurring after the date hereof.




--------------------------

Contact:
     Contact:  Meryl  Franzman
     Title:  Press  Contact
     Voice:  617-739-1769
     Email:  mfranzman@mitigo.com
             --------------------

     Contact:  James  Quinn
     Company:  International  Wireless,  Inc.
     Title:  Investor  Contact
     Voice:  781-939-7252
     Email:  jquinn@international-wireless.com
             ---------------------------------
     URL:  http://www.international-wireless.com
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